SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    February 26, 2003

HOST MARRIOTT CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-14625	53-0085950
(State of Incorpoartion)	(Commission File No.)	(IRS Employer Identification No.)

6903 Rockledge Drive

Suite 1500

Bethesda, MD 20817

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (240) 744-1000

Item 9.    Regulation FD Disclosure

On February 26, 2003, Host Marriott Corporation held its quarterly conference call to discuss the company’s fourth quarter and full year 2002 results and its business outlook for 2003. The press release is being furnished, not filed, as an exhibit to this Form 8-K. The company intends that this information is furnished under Item 12 to Form 8-K. Because Item 12 filings under the EDGAR system are not currently available, this information is being furnished pursuant to Item 9 of Form 8-K.

(c)	Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description

20	Host Marriott Corporation’s earnings release for the fourth quarter and full year 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST MARRIOTT CORPORATION

February 26, 2003	By: /s/ W. Edward Walter
W. Edward Walter Chief Financial Officer